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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: NOVEMBER 17, 2000


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-28074                                           04-3130648
-----------------------                     ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          One Memorial Drive
            Cambridge, MA                                    02142
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS

     Sapient Corporation, a Delaware corporation ("Sapient"), currently has effective the following two Registration Statements on Form S-3 for the resale by certain selling stockholders of Sapient common stock: (1) Registration Statement on Form S-3, File No. 333-32180, relating to 227,202 shares of Sapient common stock, and (2) Registration Statement on Form S-3, File No. 333-32168, relating to 82,644 shares of Sapient common stock (collectively, the "Registration Statements"). Sapient effected a two-for-one stock split of its outstanding shares of common stock, in the form of a 100% stock dividend payable to stockholders, on August 28, 2000. The purpose of this Current Report is to update the Registration Statements to adjust the number of shares of Sapient common stock covered as a result of the stock split. This Current Report is incorporated by reference into the Registration Statements and the Registration Statements are deemed to cover up to 454,404 and 165,288 shares, respectively.

















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: November 17, 2000                     SAPIENT CORPORATION




                                            By: /s/ Edward G. Goldfinger
                                               ------------------------------
                                               Edward G. Goldfinger
                                               Chief Financial Officer








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